UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 11, 2022

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Dr. Jill M. Jene and Dr. Spyros Papapetropoulos as Directors

On April 11, 2022, the Board of Directors of the Company expanded the Board of Directors to six members and appointed Dr. Jill M. Jene and Dr. Spyros Papapetropoulos as directors, effective immediately. Dr. Jene and Dr. Papapetropoulos will serve until the election of directors at the next annual meeting of the Company’s stockholders or until their earlier death, disqualification, resignation or removal. The Board of Directors has determined that each of Dr. Jene and Dr. Papapetropoulos is an independent director under the listing standards of the Nasdaq Stock Market.

Dr. Jene will serve as a member of the Company’s Audit Committee and Dr. Papapetropoulos will serve as a member of the Company’s Compensation Committee.

In connection with their appointment as members of the Board of Directors, each of these new directors will receive an initial stock option grant to purchase 10,000 shares of common stock of the Company. In addition, each of these non-employee directors will receive an annual retainer of $35,000 per year; members of the Audit Committee and members of the Compensation Committee will also receive an additional $5,000 per year for such service.

There are no family relationships between Dr. Jene or Dr. Papapetropoulos and any director or executive officer of the Company and neither Dr. Jene nor Dr. Papapetropoulos has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On April 11, 2022, the Company issued a press release regarding the appointments of Dr. Jene and Dr. Papapetropoulos to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release announcing “Lipocine Announces Board of Director Appointments”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	April 11, 2022	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer